UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 9, 2025

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Sunnova Energy International Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38995	30-1192746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 East Greenway Plaza, Suite 540
Houston, Texas 77046
(Address, including zip code, of principal executive offices)

(281) 892-1588
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	NOVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 9, 2025, the Compensation and Human Capital Committee of the Board of Directors of Sunnova Energy International. Inc. (the “Company”) approved the grant of a Special Bonus Award (the "Award") for the Company’s named executive officers (as identified in the Company’s 2024 proxy statement excluding Mr. William J. Berger, the Company's former President and Chief Executive Officer, Mr. Robert Lane, the Company’s former Executive Vice President, Chief Financial Officer and including Mr. Eric Williams, the Company’s current Executive Vice President, Chief Financial Officer). The individuals described above are collectively referred to as the “Named Executive Officers.”

Special Bonus Award

Name	Amount
Paul Mathews	$750,000.00
Eric Williams	$450,000.00
Michael Grasso	$475,000.00
David Searle	$450,000.00

The Awards are contingent upon the Named Executive Officers' continuous employment with the Company and maintaining good standing through December 31, 2025. Should a Named Executive Officer resign or be terminated for cause prior to that date, he will forfeit payment of the Award in its entirety if the Award has not yet been paid. If the Award has already been paid to the Named Executive Officer and he resigns or is terminated for cause before December 31, 2025, the Company will be entitled to deduct the amount of the Award from any amounts it owes to the Named Executive Officer. Additionally, the Named Executive Officer will be required to repay any remaining amount of the Award paid within ten (10) calendar days from the date of separation if he owes more than the Company owes the Named Executive Officer in his final salary payment from the Company. The terms and conditions of the Award are memorialized in the form of Award attached hereto as Exhibit 10.1. The Awards are expected to be paid on or about March 14, 2025.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Form of Special Bonus Award
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNNOVA ENERGY INTERNATIONAL INC.

Date: March 13, 2025	By:	/s/ David Searle
David Searle
Executive Vice President, General Counsel and Chief Compliance Officer